UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 August 15, 2001
                                (Date of earliest
                                 event reported)


Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------

1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

1-1839                     COMMONWEALTH EDISON COMPANY                                  36-0938600
                           (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

1-1401                     PECO ENERGY COMPANY                                          23-0970240
                           (a Pennsylvania corporation)
                           P.O. Box 8699
                           2301 Market Street
                           Philadelphia, Pennsylvania 19101-8699
                           (215) 841-4000

Item 9.  Regulation FD Disclosure

On August 15, 2001, John W. Rowe, Co-CEO and President of Exelon Corporation (Exelon) made a presentation to investors in Texas. Attached as exhibit 99.1 to this Current Report on Form 8-K is the text of the slides used in Mr. Rowe's presentation and additional information provided at the presentation. Exhibit
99.2 is the text of the talking points used in Mr. Rowe's presentation.

Except for historical information, matters discussed in the attached presentation, additional information and talking points are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. Actual results may vary materially from the expectations contained therein. The forward-looking statements include statements about future financial and operating results of Exelon. The following factors, among others, could cause actual results to differ materially, and include future events affecting the demand for, and the supply of, energy, including weather and economic conditions and the availability of generating units, and economic, business, competitive and regulatory and other factors discussed in Exelon's other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon undertakes no obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this presentation.

Additionally, attached as Exhibit 99.3 is Commonwealth Edison Company (ComEd) and PECO Energy Company (PECO) retail electric sales statistics for the year 2000 and for the six months ended June 30, 2001.

EXHIBIT INDEX
Exhibit
Number   Description of Exhibits
------   -----------------------
99.1              Text of John W. Rowe's slide presentation and additional
                    information provided to investors in Texas on August 15, 2001.
99.2              Text of John W. Rowe's talking points to investors in Texas on
                    August 15, 2001.
99.3              ComEd and PECO retail electric sales statistics for the year
                    2000 and for the six months ended June 30, 2001.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  EXELON CORPORATION


                                                  /S/  Ruth Ann M. Gillis
                                                  ------------------------------
                                                  Ruth Ann M. Gillis
                                                  Senior Vice President &
                                                  Chief Financial Officer



                                                  COMMONWEALTH EDISON COMPANY


                                                  /S/  Robert E. Berdelle
                                                  ------------------------------
                                                  Robert E. Berdelle
                                                  Vice President & Chief
                                                  Financial Officer



                                                  PECO ENERGY COMPANY


                                                  /S/  Thomas P. Hill, Jr.
                                                  ------------------------------
                                                  Thomas P. Hill, Jr.
                                                  Vice President & Chief
                                                  Financial Officer
August 15, 2001